Exhibit 10.5

SEVENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This SEVENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 26, 2012, is entered into by and among the following parties:

(i)	P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as Seller;

(ii)	PEABODY ENERGY CORPORATION, a Delaware corporation, as Servicer;

(iii)	the various Persons identified on the signature pages hereto as Sub-Servicers;

(iv)	MARKET STREET FUNDING LLC (“Market Street”), as a Conduit Purchaser and as a Related Committed Purchaser;

(v)	PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street's Purchaser Group, as LC Bank, as an LC Participant and as Administrator;

(vi)	ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser; and

(vii)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as a Related Committed Purchaser, as Purchaser Agent for Atlantic's Purchaser Group and as an LC Participant.

BACKGROUND

1. The parties hereto are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of January 25, 2010 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2. The parties hereto desire to amend the Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including, without limitation, capitalized terms used in the above preamble and background section) have the respective meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement.    The Agreement is hereby amended as follows:

(a)     Subclause (i) of Section 1.6(f) of the Agreement is hereby amended as follows:

(i)by replacing the amount “$20,000,000” in the two places it appears therein with “$50,000,000”; and

(ii)by replacing the phrase “five Business Days'” where it appears in subclause (B) thereof with “three Business Days'”.

(b)     Clause (b) of the definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is hereby amended by replacing “7.5%” where it appears therein with “10%”.

(c)    The definition of “Concentration Reserve Percentage” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Concentration Reserve Percentage” means the (a) largest of the following (i) the sum of the four (4) largest Group D Obligor Receivables balances (up to the Concentration Percentage for each Obligor) plus the product of (x) the fifth (5th) largest Group D Obligor Receivables balance (up to the Concentration Percentage for such Obligor) and (y) 0.5, (ii) the sum of the two (2) largest Group C Obligor Receivables balances (up to the Concentration Percentage for each Obligor), (iii) the one (1) largest Group B Obligor Receivables balance (up to the Concentration Percentage for such Obligor), and (iv) the one (1) largest Group A Obligor Receivables balance (up to the Concentration Percentage for such Obligor), divided by (b) the Eligible Receivables.

(d)Clause (a) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

(a) the Obligor of which is (i) a United States resident or if such Obligor is not a United States resident: (A) such Pool Receivable results from goods sold and shipped from an Originator in the United States and payment for such goods is denominated and payable only in U.S. dollars to an Originator at a Lock-Box Account, and (B) such Obligor is an Eligible Foreign Obligor, (ii) not subject to any action of the type described in paragraph (f) of Exhibit V to the Agreement, (iii) not an Affiliate of Peabody or any other Originator, (iv) not a Sanctioned Obligor and (v) not an Obligor as to which the Administrator, in its reasonable business judgment, has notified the Seller that such Obligor is not acceptable.
(e)     Clause (c) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby amended by replacing “60 days” where it appears therein with “30 days”.

(f)     Clause (q) of the definition of “Eligible Receivable” set fort in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

(q)[Reserved]; and

(g)The definition of “Excess Concentration” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Excess Concentration” means the sum of the following, without duplication:

(a) the sum of the amounts (if any) by which the aggregate Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds an amount equal to the product of (i) Concentration Percentage for such Obligor, multiplied by (ii) the Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(b) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, the Obligors of which are residents of any single country (other than United States of America), exceeds 10.00% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(c) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, the Obligors of which are Eligible Foreign Obligors, exceeds 25.00% (or, if Peabody does not then have a rating of “B” or better by Standard and Poor's on its long term senior unsecured and un-credit-enhanced debt securities and a rating of “B2” or better by Moody's on its long-term senior unsecured and un-credit-enhanced debt securities, 15.00%) of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(d) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, the Obligors of which are governments, governmental subdivisions, affiliates or agencies other than the TVA, exceeds 5.00% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(e) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables considered to be “quality accruals” (as reported on the monthly Information Package), exceeds 5.00% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.
(h)     Subclause (A) of clause (iii) of the definition of “Loss Reserve Percentage” is hereby amended by replacing the phrase “four most recent calendar months” where it appears therein with the phrase “five most recent calendar months”.

(i)     Subclause (ii) of clause (b) of the definition of “Total Reserves” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

(ii)the sum of the Concentration Reserve plus the Dilution Component Reserve.

(j)     Exhibit I to the Agreement is hereby amended by adding thereto the following new defined terms in appropriate alphabetical order:

(i) “Dilution Component Reserve” means at any time the product of (a) the sum of the Aggregate Capital and the LC Participation Amount multiplied by (b) (i) the Dilution Component Reserve Percentage on such date divided by (ii) 100% minus the Dilution Component Reserve Percentage.

(ii) “Dilution Component Reserve Percentage” means on any date, the product of (a) the average Dilution Ratio for the twelve preceding calendar months multiplied by (b) the Dilution Horizon.

(iii) “Eligible Foreign Obligor” means an Obligor which is a resident of any country (other than the United States) that has (i) a foreign currency rating of at least “A” by Standard and Poor's and “A2” by Moody's, and (ii) a transfer and convertibility assessment of at least “A” by Standard and Poor's.

(iv)“OFAC” means the U.S. Department of the Treasury's Office of Foreign Assets Control.

(v) “Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at: http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx or as otherwise published from time to time.

(vi) “Sanctioned Obligor” means an Obligor which (i) if a natural person, is either (A) a resident of a Sanctioned Country or (B) a Sanctioned Person or (ii) if a corporation or other business organization, is organized under the laws of a Sanctioned Country or any political subdivision thereof.

(vii) “Sanctioned Person” means (i) a person named on the list of “Specially Designated Nationals” or “Blocked Persons” maintained by OFAC available at:
http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
(k)     Section 1 of Exhibit III to the Agreement is hereby amended by adding thereto the following new clause (u):

(u) No Sanctions. The Seller is not a Sanctioned Person. To the Seller's knowledge, no Obligor was a Sanctioned Person at the time of origination of any Pool Receivable owing by such Obligor. The Seller and its Affiliates: (i) have less than 15% of their assets in Sanctioned Countries; and (ii) derive less than 15% of their operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Countries. The Seller does not engage in activities related to Sanctioned Countries except for such activities as are (A) specifically or generally licensed by OFAC, or (B) otherwise in compliance with OFAC's sanctions regulations.

(l)     Clause (o) of Section 2 of Exhibit III to the Agreement is hereby replaced in its entirety with the following:

(o) Peabody is not a Sanctioned Person. To the Peabody's knowledge, no Obligor was a Sanctioned Person at the time of origination of any Pool Receivable owing by such Obligor. Peabody and its Affiliates: (i) have less than 15% of their assets in Sanctioned Countries; and (ii) derive less than 15% of their operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Countries. Neither Peabody nor any of its Subsidiaries engages in activities related to Sanctioned Countries except for such activities as are (A) specifically or generally licensed by OFAC, or (B) otherwise in compliance with OFAC's sanctions regulations.

(m)     The form of Information Package attached as Annex A to the Agreement is hereby replaced in its entirety by the new form of Information Package attached as Annex A to this Amendment.

SECTION 3.     Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:

(a)     Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)     Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.
(c)    No Default. Immediately after giving effect to this Amendment, no Termination Event or Unmatured Termination Event shall exist.

SECTION 4.     Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.     Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment duly executed by each of the parties hereto.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC, as Seller

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY ENERGY CORPORATION, as initial Servicer

/s/ Walter L. Hawkins, Jr.
By:
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President Finance

PEABODY ARCLAR MINING, LLC, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY MIDWEST MINING, LLC, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

TWENTYMILE COAL, LLC, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY CABALLO MINING, LLC, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

COALSALES II, LLC, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY WESTERN COAL COMPANY, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY POWDER RIVER MINING, LLC, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY HOLDING COMPANY, LLC,                                 as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY COALTRADE, LLC, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY COALSALES, LLC, as Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

MARKET STREET FUNDING LLC, as a Conduit Purchaser and as a Related Committed Purchaser

/s/ Doris J. Hearn
By:
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street's Purchaser Group

/s/ William P. Falcon
By:
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as the
LC Bank and as an LC Participant

/s/ Mark S. Falcione
By:
Name: Mark S. Falcione
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as
Administrator

/s/ William P. Falcon
By:
Name: William P. Falcon
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By: Credit Agricole Corporate and Investment Bank, as attorney-in-fact

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Purchaser Agent for Atlantic's Purchaser Group

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Related Committed Purchaser

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an LC Participant

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

ANNEX A

(Form of Information Package)

A -1